UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2006

HUNGARIAN TELEPHONE AND CABLE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400

Seattle, Washington 98101-3034

(Address of Principal Executive Offices)

(206) 654-0204

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Resignation of Director

On August 18, 2006 William E. Starkey, a director of the Registrant, submitted his resignation as a director of the Registrant, which resignation will take effect on September 13, 2006. Mr. Starkey is a member of the Audit Committee of the Registrant’s Board of Directors. Mr. Starkey’s resignation was due, in part, to a disagreement with certain policies and practices of the Registrant’s Board of Directors with respect to information flow and decision making. A copy of Mr. Starkey’s resignation letter is attached hereto as Exhibit 17.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

17.1	Resignation Letter dated August 18, 2006 of William E. Starkey, a director of the Registrant.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: August 24, 2006	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

3

HUNGARIAN TELEPHONE AND CABLE CORP.

Exhibit Index

Exhibit Number	Description of Document
17.1	Resignation Letter dated August 18, 2006 of William E. Starkey, a director of the Registrant.

4